UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported): September 26, 2013

HEALTHCARE CORPORATION OF AMERICA

(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Ford Road
Suite 230
Denville, NJ		07834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(973) 983-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On September 26, 2013, the Healthcare Corporation of America (the “Company”) terminated the Credit and Security Agreement, dated as of April 11, 2013, between the Company and SCM Specialty Finance Opportunities Fund, L.P. (“SCM”), pursuant to which the Company maintained a revolving credit facility with SCM in the initial maximum principal amount at any time outstanding of up to $5,000,000. A description of the terms of the credit facility are included under Item 1.01 of the Company Current Report on Form 8-K, filed with the SEC on April 16, 2013, which description is incorporated herein by reference. In connection with terminating the credit facility, the Company paid off the current balance of the facility in the amount of $553,031.01 (which includes an early termination penalty of $150,000), and SCM released the security interests and liens granted by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE CORPORATION OF AMERICA
Dated: October 8, 2013

	By:	/s/ Yoram Bibring
Name: Yoram Bibring
Title: Chief Financial Officer

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